UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                            US GLOBAL NANOSPACE, INC.
               (Exact name of Registrant as specified in charter)


Delaware                               000 - 23339        13-3720542
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

                            2533 North Carson Street
                                   Suite 5107
                            Carson City, Nevada 89706
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (775) 841-3246


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This Form 8-K and other reports filed by US Global Nanospace, Inc. (the
"Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.  Changes in Registrant's Certifying Accountant.

         Grant Thornton LLP, the independent accountants who had been engaged by US Global Nanospace, Inc. (the "Company") as the principal accountants to audit the Company's consolidated financial statements, resigned effective April 14, 2004.

         The report of Grant Thornton LLP on the financial statements of the Company as of and for the years ended March 31, 2003 and March 31, 2002 did not contain an adverse opinion, or a disclaimer of opinion, however the report was modified as to the Company's ability to continue as a going concern. The report was not qualified or modified as to audit scope or accounting principles. During the fiscal years ended March 31, 2003 and March 31, 2002 and the interim period from April 1, 2003 through the date of resignation, the Company did not have any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         On April 21, 2004, the Company engaged the firm of Grobstein, Horwath & Company LLP as its new auditor. The decision to retain the services of Grobstein, Horwath & Company LLP was approved by the Company's Board of Directors.

         Prior to engaging Grobstein, Horwath & Company LLP, the Company had not consulted Grobstein, Horwath & Company LLP regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with Grobstein, Horwath & Company LLP regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Item 7.  Financial Statements and Exhibits

         16(c) Letter re Change in Certifying Accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

US Global Nanospace, Inc.



By: /s/John Robinson
    --------------------------------------
    John Robinson, Chief Executive Officer

Dated:  April 21, 2004